UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2017

OMEGA PROTEIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-14003	76-0562134
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 City West Boulevard Suite 500 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

On November 27, 2017, Omega Protein Corporation, a Nevada Corporation (the “Company”), issued a press release announcing it has established a date of December 19, 2017 for the special meeting of Company stockholders (the “Special Meeting”) to consider and vote upon a proposal to approve and adopt the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 5, 2017, by and among the Company, Cooke Inc., a corporation duly incorporated under the laws of the Province of New Brunswick, Canada (“Cooke”), and Alpha MergerSub, Inc., a Nevada corporation and a direct wholly owned subsidiary of Cooke, and other related matters (collectively, the “Proposed Transaction”). In the press release, the company also announced that it has filed a definitive proxy statement in connection with the Special Meeting and expected to commence the mailing of definitive proxy materials on or about November 27, 2017. As previously announced, only Company stockholders of record at the close of business on November 24, 2017 will be entitled to receive notice of and to vote at the Special Meeting.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

To the extent required, the information set forth in Item 7.01 is incorporated into this Item 8.01 by reference.

Additional Information for Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Cooke and the Company.

The Proposed Transaction will be submitted to the stockholders of the Company for their consideration. In connection with the Proposed Transaction, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”). In addition, the Company may also file other relevant documents with the SEC regarding the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company at its website, www.omegaprotein.com, or at the SEC's website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by directing such request to Omega Protein Corporation, to the attention of the Corporate Secretary, 2105 City West Boulevard, Suite 500, Houston, Texas 77042, or by calling the Company’s proxy solicitor, Morrow Sodali LLC toll free at (800) 662-5200.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposed Transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the 2017 annual meeting of stockholders of the Company, which was filed with the SEC on April 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Information

Forward-looking statements in this Form 8-K, future filings by the Company with the SEC, the Company’s press releases and oral statements by authorized officers of the Company are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty. The Company believes that forward-looking statements made by it are based on reasonable expectations; however, no assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements involve statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include the words “estimate,” “project,” “anticipate,” “expect,” “predict,” “assume,” “believe,” “could,” “would,” “hope,” “may” or similar expressions. In evaluating those statements, you should carefully consider the information above as well as the risks outlined in Item 1A. Risk Factors in the Company’s Form 10-K for the year ended December 31, 2016 and the Company’s Form 10-Qs for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017. The statements in this Form 8-K that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the Proposed Transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of the Company’s stockholders; the timing to consummate the Proposed Transaction; the failure to satisfy the conditions to closing of the Proposed Transaction or the failure of the closing to occur; the risk that a regulatory or judicial approval (including United States Maritime Administration approval) that may be required to consummate the Proposed Transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings. The Company’s filings may be obtained by contacting the Company or the SEC or through the Company’s web site at www.omegaprotein.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Omega Protein Corporation dated November 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA PROTEIN CORPORATION

Date: November 27, 2017	By:	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary

Exhibit Index

(d)	Exhibits

99.1	Press release of Omega Protein Corporation dated November 27, 2017.